SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                February 25, 2004



                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
           (Exact name of the registrant as specified in it's charter)



Delaware                          333-106093                          75-2006294

(State or other             (Commission File Number)            (I.R.S. Employee
jurisdiction of incorporation)                               Identification No.)

8400 Normandale Lake Boulevard
Minneapolis, Minnesota                                                  55437
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code               (952) 857-7000



Item 5. Other Events

See the respective monthly reports, each reflecting the required information for the February, 2004 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.

Master Serviced by Residential Funding Corporation


1989-SW1A  RFM1  1992-S11 RFM1 1992-S16 RFM1 1992-S18 RFM1 1992-S2 RFM1 1992-S20
RFM1  1992-S22  RFM1  1992-S24  RFM1  1992-S27  RFM1 1992-S31 RFM1 1992-S32 RFM1
1992-S33  RFM1  1992-S34 RFM1 1992-S35 RFM1 1992-S36 RFM1 1992-S38 RFM1 1992-S39
RFM1  1992-S41  RFM1  1992-S43  RFM1  1992-S44  RFM1  1992-S6  RFM1 1992-S9 RFM1
1993-MZ1  RFM1  1993-MZ2 RFM1 1993-MZ3 RFM1 1993-S11 RFM1 1993-S12 RFM1 1993-S13
RFM1  1993-S14  RFM1  1993-S15  RFM1  1993-S16  RFM1  1993-S17 RFM1 1993-S2 RFM1
1993-S20  RFM1  1993-S21 RFM1 1993-S23 RFM1 1993-S25 RFM1 1993-S26 RFM1 1993-S27
RFM1  1993-S28  RFM1  1993-S29  RFM1 1993-S3 RFM1  1993-S30  RFM1  1993-S31 RFM1
1993-S32  RFM1  1993-S34 RFM1 1993-S36 RFM1 1993-S37 RFM1 1993-S39 RFM1 1993-S40
RFM1  1993-S41  RFM1  1993-S42  RFM1  1993-S43  RFM1 1993-S44 RFM1 1993-S45 RFM1
1993-S47 RFM1 1993-S48 RFM1 1993-S49 RFM1 1993-S6 RFM1 1993-S7 RFM1 1993-S9 RFM1
1994-MZ1  RFM1 1994-S1 RFM1  1994-S10  RFM1 1994-S11 RFM1 1994-S12 RFM1 1994-S13
RFM1  1994-S14  RFM1  1994-S15  RFM1  1994-S16  RFM1 1994-S17 RFM1 1994-S18 RFM1
1994-S2  RFM1  1994-S3  RFM1 1994-S5 RFM1 1994-S7 RFM1 1994-S8 RFM1 1994-S9 RFM1
1995-S1 RFM1  1995-S10  RFM1  1995-S11 RFM1 1995-S12 RFM1 1995-S14 RFM1 1995-S15
RFM1  1995-S16  RFM1  1995-S17  RFM1  1995-S18  RFM1 1995-S19 RFM1 1995-S21 RFM1
1995-S3  RFM1  1995-S4  RFM1 1995-S6 RFM1 1995-S7 RFM1 1995-S8 RFM1 1995-S9 RFM1
1996-S1 RFM1  1996-S10  RFM1  1996-S11 RFM1 1996-S13 RFM1 1996-S14 RFM1 1996-S15
RFM1  1996-S17  RFM1  1996-S18  RFM1  1996-S19  RFM1 1996-S2 RFM1  1996-S21 RFM1
1996-S23  RFM1  1996-S3 RFM1 1996-S4 RFM1 1996-S5 RFM1 1996-S6 RFM1 1996-S7 RFM1
1996-S8 RFM1 1996-S9 RFM1  1998-NS1  RFM1  1998-NS2  RFM1 1998-S14 RFM1 1998-S16
RFM1  1998-S18  RFM1  1998-S19  RFM1  1998-S21  RFM1 1998-S22 RFM1 1998-S23 RFM1
1998-S25  RFM1  1998-S26 RFM1 1998-S27 RFM1 1998-S28 RFM1 1998-S29 RFM1 1998-S30
RFM1 1998-S31 RFM1 1998-S4 RFM1 1998-S7 RFM1 1999-S1 RFM1 1999-S10 RFM1 1999-S11
RFM1  1999-S12  RFM1  1999-S13  RFM1  1999-S14  RFM1 1999-S15 RFM1 1999-S16 RFM1
1999-S17  RFM1  1999-S18  RFM1 1999-S2 RFM1 1999-S20 RFM1 1999-S22 RFM1 1999-S25
RFM1  1999-S3  RFM1  1999-S4 RFM1 1999-S5 RFM1 1999-S6 RFM1 1999-S7 RFM1 1999-S8
RFM1 1999-S9 RFM1  2000-S3  RFM1  2001-S10  RFM1  2001-S11  RFM1  2001-S12  RFM1
2001-S13  RFM1  2001-S14 RFM1 2001-S15 RFM1 2001-S16 RFM1 2001-S17 RFM1 2001-S18
RFM1  2001-S19  RFM1  2001-S20  RFM1  2001-S21  RFM1 2001-S22 RFM1 2001-S23 RFM1
2001-S24  RFM1  2001-S25 RFM1 2001-S26 RFM1 2001-S27 RFM1 2001-S28 RFM1 2001-S29
RFM1 2001-S4 RFM1 2001-S9 RFM1 2002-S1 RFM1 2002-S10 RFM1 2002-S11 RFM1 2002-S12
RFM1  2002-S13  RFM1  2002-S14  RFM1  2002-S15  RFM1 2002-S16 RFM1 2002-S17 RFM1
2002-S18 RFM1 2002-S19 RFM1 2002-S2 RFM1 2002-S20 RFM1 2002-S3 RFM1 2002-S4 RFM1
2002-S5 RFM1 2002-S6 RFM1 2002-S7 RFM1 2002-S8 RFM1 2002-S9 RFM1  2002-SA1  RFM1
2002-SA2  RFM1 2003-S1 RFM1  2003-S10  RFM1 2003-S11 RFM1 2003-S12 RFM1 2003-S13
RFM1  2003-S14  RFM1  2003-S15  RFM1  2003-S16  RFM1 2003-S17 RFM1 2003-S18 RFM1
2003-S19  RFM1 2003-S2 RFM1 2003-S20 RFM1 2003-S3 RFM1 2003-S4 RFM1 2003-S5 RFM1
2003-S6 RFM1 2003-S7 RFM1 2003-S8 RFM1 2003-S9 RFM1


Item 7. Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) See Item 5

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.


By:     /s / Barbara Wendt
Name:   Barbara Wendt
Title:  Managing Director
Dated:  February 25, 2004